                                                                   EXHIBIT 10.2

                                 FIRST AMENDMENT
                               TO PLEDGE AGREEMENT

         THIS FIRST AMENDMENT (this "Amendment"), dated as of August 30, 2002 is by and among WOLVERINE TUBE, INC., a Delaware corporation ("Company"), its US Subsidiaries identified as US Subsidiary Borrowers on the signature pages to the Pledge Agreement referred to below and any additional US Subsidiaries of the Company which become Borrowers thereunder in accordance with the terms thereof (together with the Company, the "US Borrowers") (hereinafter the US Borrowers are collectively referred to as the "Pledgors" and individually as a "Pledgor"), WOVERINE TUBE (SHANGHAI) CO., LTD. and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as the administrative agent under the Pledge Agreement referred to below (in such capacity, the "Administrative Agent" or the "Agent" and together with the Canadian Agent, the "Agents"). The parties to this Amendment desire to and hereby amend various provisions of the Pledge Agreement dated March 27, 2002 as hereinafter set forth as of August 30, 2002. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the said Pledge Agreement and the said Credit Agreement referenced therein, after giving effect to this Amendment.

                                   WITNESSETH

         WHEREAS, save and except Wolverine Tube (Shanghai) Co., Ltd. ("Shanghai"), the parties to this Amendment are parties to the Pledge Agreement dated as of March 27, 2002 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Pledge Agreement").

         WHEREAS, Shanghai and the US Borrowers desire to effect the terms of this Amendment in lieu of the requirement in the Pledge Agreement for Wolverine China Investments, LLC, to pledge 65% of the capital stock in Shanghai to the Agent;

         WHEREAS, the US Borrowers and the Agent have agreed to certain modifications to the Pledge Agreement;

         NOW, THEREFORE, IN CONSIDERATION of the premises and of the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

         1.       The Pledge Agreement shall be amended as follows:

                  (a) Section 2 is hereby amended to add the following at the end of the section:

                           "It is further understood and agreed that in lieu of
                  Wolverine China Investments, LLC pledging shares in Wolverine Tube (Shanghai) Co., Ltd., ("Shanghai"), the US Borrowers and Wolverine Tube (Shanghai) Co., Ltd. agree that upon the occurrence of an Event of Default pursuant to
                  Section 11.1(a), (e), (f) or (j) of the Credit Agreement, Shanghai shall, upon the request of Agent, immediately transfer all its cash to Agent and promptly liquidate all its other assets into cash and remit the proceeds thereof to Agent, all in payment of the Obligations. The Agent is hereby granted a lien upon all said assets of Shanghai as collateral for the obligations of Shanghai herein. The Agent shall have all the rights of a secured party against said collateral as provided by law, including the Uniform Commercial Code.

         2. This Amendment shall be effective upon satisfaction of the following conditions:

                  (a) execution and delivery of this Amendment by Shanghai, the US Borrowers and the Agent and execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Agent;

                  (b) receipt by the Agent of an officer's certificate of each of the US Borrowers and Shanghai (in form and substance reasonably satisfactory to the Agent) certifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of the each of the US Borrowers set forth in the Pledge Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officers of each of the US Borrowers and Shanghai executing this Amendment; and

         3. Promptly after the execution of this Amendment, each US Borrower and Shanghai shall cause to be taken, executed, acknowledged or delivered all such further acts, conveyances, documents and assurances as the Agent may reasonably request in order to carry out and effectuate the intent and purposes of this Amendment and the Credit Agreement and the transactions contemplated hereby and thereby (including without limitation the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the Agent hereto may from time to time request to be filed or effected). The Agent is granted a power of attorney to execute and file any such filings and registration on behalf of each US Borrower and Shanghai.

         4. Except as modified hereby, all of the terms and provisions of the Pledge Agreement (including Schedules and Exhibits) shall remain in full force and effect.

         5. The US Borrowers and Shanghai agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED

AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         8. Each of the US Borrowers and Shanghai hereby represents and warrants that:

                  (a) it has the requisite power and authority to execute, deliver and perform this Amendment and any related documents;

                  (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment and any related documents;

                  (c) it has no claims, counterclaims, offsets, or defenses to the Loans and the performance of its obligations thereunder;

                  (d) the representations and warranties contained in the Pledge Agreement and the Credit Agreement and the Notes are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date);

                  (e) this Amendment does not violate any law, rule, regulation, contract or agreement otherwise enforceable by or against it;

                  (f) no default or event of default exists under the Pledge Agreement and the Credit Agreement as of the date hereof; and

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

PLEDGORS:

                                       WOLVERINE TUBE, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                           [signature pages continued]

                                                     TF INVESTOR, INC.



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                           [signature pages continued]

                                    TUBE FORMING HOLDINGS, INC.



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                           [signature pages continued]

                                    TUBE FORMING, L.P.

                                    By:      Tube Forming Holdings, Inc.,
                                             its General Partner



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                           [signature pages continued]

                                    WOLVERINE FINANCE COMPANY



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                           [signature pages continued]

                                    STPC HOLDING, INC.



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                           [signature pages continued]

                                    SMALL TUBE MANUFACTURING CORPORATION



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                           [signature pages continued]

                                    WOLVERINE JOINING TECHNOLOGIES, INC.



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                           [signature pages continued]

                                    WOLVERINE CHINA INVESTMENTS, LLC

                                    By:      Wolverine Tube, Inc.,
                                             its Managing Manager



                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                           [signature pages continued]

Agreed:

WOLVERINE TUBE (SHANGHAI) CO., LTD.



By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

Accepted and agreed to as of the date first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent



By:
   ------------------------------------------
Name:
     ----------------------------------------
Title:
      ---------------------------------------